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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                   _________________________________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                  ___________________________________________

Date of report (Date of earliest event reported):     January 31, 2001


                              GLOBAL PAYMENTS INC.
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              (Exact Name of Registrant as Specified in Charter)

          Georgia                       001-16111                58-2567903
------------------------------ ------------------------- -----------------------
 (State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                    Identification No.)

                             Four Corporate Square
                         Atlanta, Georgia  30329-2010
         (Address of Principal Executive Offices, including Zip Code)


     Registrant's telephone number, including area code:    (404) 728-2363


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

     On January 31, 2001 (the "Distribution Date"), National Data Corporation, a Delaware corporation ("NDC") and the sole stockholder of Global Payments Inc., a Georgia corporation (the "Registrant"), distributed 26,430,192 shares of common stock, no par value ("Common Stock") of the Registrant to the stockholders of record of NDC's common stock as of January 19, 2001 (the "Distribution"), which shares constituted 100% of the Registrant's issued and outstanding shares of Common Stock as of such date. The Distribution was made pursuant to the terms of a Distribution Agreement, Plan of Distribution and Reorganization dated as of January 31, 2001, by and between NDC and the Registrant (the "Distribution Agreement"). As a result of the Distribution, the Registrant is no longer wholly owned by NDC and is now an independent public company.

     The Distribution is more fully described in the Registrant's Registration Statement on Form 10 the final amendment of which was filed on December 28, 2000, (File No. 1-16111), under the Securities Exchange Act of 1934, as amended.

     The foregoing description is qualified in its entirety by reference to the complete text of the Distribution Agreement, a copy of which is filed as Exhibit
2.1 to this Current Report on Form 8-K and is incorporated by reference herein in its entirety.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:

   EXHIBIT NO.      DESCRIPTION
-----------------   ------------------------------------------------------------
        2.1         Distribution Agreement, Plan of Distribution and
                    Reorganization dated January 31, 2001 by and between National Data Corporation and Global Payments Inc.

        3.1         Amended and Restated Articles of Incorporation of Global
                    Payments Inc.

        3.2         Amended and Restated Bylaws of Global Payments Inc.

       10.1 Tax Sharing and Indemnification Agreement by National Data Corporation and Global Payments Inc. dated as of January 31, 2001
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       10.2         Employee Benefits Agreement between National Data
                    Corporation and Global Payments Inc. dated as of January 31, 2001

       10.3 Transition Support Agreement between National Data Corporation and Global Payments Inc. dated as of January 31, 2001

       10.4 Intercompany Systems/Network Services Agreement between National Data Corporation and Global Payments Inc. dated as of January 31, 2001

       10.5 Services Agreement (Batch Processing) between Global Payments Inc. and National Data Corporation dated as of January 31, 2001

       10.6 Headquarters Lease Agreement by and between National Data Corporation and Global Payments Inc. dated January 31, 2001

       10.7 Sublease Agreement dated as of January 31, 2001 between Global Payment Systems, LLC and National Data Corporation

       10.8 Sublease Agreement dated January 31, 2001 between National Data Corporation and National Data Payment Systems, Inc.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    GLOBAL PAYMENTS INC.


                    By:  /s/ Suellyn P. Tornay
                         --------------------------------------------
                    Name:  Suellyn P. Tornay
                          -------------------------------------------
                    Title:  Secretary and General Counsel
                           ------------------------------------------


Dated: January 31, 2001

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